UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

         Date of report (Date of earliest event reported): July 22, 2003
                                                           -------------

                          WAKE FOREST BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)

        UNITED STATES                 000-25999                 56-2131079
----------------------------       ----------------        --------------------
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                Number)             Identification  No.)

           302 SOUTH BROOKS STREET, WAKE FOREST, NORTH CAROLINA 27587
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (919) 556-5146
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 1-6.    NOT APPLICABLE.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)          The following exhibits are filed with this Report:

Exhibit No.        Description
-----------        -----------
99.1               Press release issued by Wake Forest Bancshares, Inc. on
                   July 22, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

ITEM 8.           NOT APPLICABLE.

ITEM 9.           REGULATION FD

                  The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

                  On July 22, 2003, Wake Forest Bancshares, Inc. announced its earnings for the third quarter of its 2003 fiscal year. A copy of the press release dated July 22, 2003, describing third quarter earnings is attached as Exhibit 99.1.

ITEM 10-11.       NOT APPLICABLE.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  See Item 9 per SEC Release 33-8216, March 27, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WAKE FOREST BANCSHARES, INC.

                                            By:   /s/ Robert C. White
                                                  ----------------------------
                                            Name:  Robert C. White
                                            Title: President, Chief
                                                   Executive Officer and
                                                   Chief Financial Officer

Date: July 22, 2003

                                  EXHIBIT INDEX

     EXHIBIT NO.                                    DESCRIPTION
     ------- ---                                    -----------
         99.1                           Press Release dated July 22, 2003.